Exhibit 10.9

[**] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ADDENDUM NO. 1 TO

AMENDED AND RESTATED SERVICES AGREEMENT

BETWEEN

IHC Health Services, Inc.

AND

R1 RCM Inc.

ADDENDUM NO. 1 TO
AMENDED AND RESTATED SERVICES AGREEMENT
This Addendum No. 1 (this “Addendum”) is made and entered into as of the 30th day of April, 2018 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”), and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement ("Services Agreement") dated as of January 23, 2018, by and between the Parties.

NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows:

1.	Purpose
When signed by both Parties, this Addendum shall be attached to, and deemed an original part of, the Services Agreement. The Parties intend to supplement the Services Agreement to add missing information and terms that the Parties specifically intended to agree upon following the Effective Date of the Services Agreement. All other terms and conditions of the Services Agreement shall remain in full force and effect.

2.	Schedules and Attachments
This Addendum includes each of the following attached Schedules, all of which are incorporated into this Addendum by reference:

Schedule A:	Transition Employees
Schedule B:	IMH Assets to Be Made Available to R1
Schedule C:	In-Scope Agreements
Schedule D:	Third Party Software Licenses and Agreements
Schedule E:	Transition Work Plan

3.	Definitions

3.1	Capitalized terms used in this Addendum but not otherwise defined herein shall have the meanings given to such terms in the Services Agreement.

3.2	“Commencement Date” shall mean April 8, 2018.

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

1

4.	Base Fee
The Base Fee shall be determined in accordance with Exhibit 11.1-A to the Services Agreement, subject to the provisions of this Section 4. As a result of the Initial Assessment, the Joint Review Board has established the following:

4.1	the Initial Cost to Collect Factor shall be [**];

4.2
in accordance with Exhibit 11.1-A to the Services Agreement, including Section 3.1 thereof, the Baseline Year Cash, the Cost to Collect Numerator and the Initial Cost to Collect Factor for all IMH Facilities and IMH Providers are set forth in the table below:

	Baseline Year Cash	Cost to Collect Numerator	Initial Cost to Collect Factor
All IMH Facilities and IMH Providers	[**]	[**]	[**]

4.3	[**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

4.4	[**]

4.5	in accordance with the terms of Exhibit 11.1-A, including Section 4, the [**] as set forth in the table below:

[**]	[**]	[**]
Commencement Date – [**]	[**]	[**]
[**]	[**]	[**]
[**] – Term	[**]	[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

2

5.	Lower Bounds for Metrics
The Parties agree that the Lower Bounds for each Metric for the IMH Facilities and the IMH Providers for [**], each as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be as set forth in the table below:

	Metric	Weighting for [**]	Weighting for [**]	IMH Facilities	IMH Providers	IMH Facilities	IMH Providers
				Lower Bound for [**]	Lower Bound for [**]	Upper Bound for [**]	Upper Bound for [**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]

6.	Service Levels.
The Parties shall work together in good faith during the [**] days following the Commencement Date to define the Target Levels for the IMH Providers with respect to Service Levels 2 and 7.

7.	R1 Site Lead
R1 designates the following individual to be the R1 Site Lead in accordance with Section 8.4 of the Services Agreement:

R1 Site Lead: H. Jeffrey Brownawell

8.	Operations Oversight Council
The Parties agree that the Operations Oversight Council shall consist of a total initial membership of ten members, in accordance with the requirements of the Operations Oversight Council Charter set forth in Exhibit 8.3 of the Services Agreement.

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

3

SIGNATURE PAGE FOLLOWS

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc. By: /s/ Mark Runyon Name: Mark Runyon Title: VP Operational Finance	R1 RCM Inc. By: /s/ H. Jeffrey Brownawell Name: H. Jeffrey Brownawell Title: SVP Operations

SCHEDULE A
TRANSITION EMPLOYEES

EMPNO1	FIRSTNAME	LASTNAME	JOBTITLE
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	PSR Productivity Skills Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Account Resolution Spec-HC

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Custom Rehab Reimbursement Coord
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	Custom Rehab Reimbursement Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	Patient Srvc Rep-Specialty-HC
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Account Resolution Spec-HC
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Data Analyst II
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Application Systems Spec-Senior
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PAS Dir-MG
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Trainer I-RCO

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Specialized Contracts
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Specialized Contracts
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PSR Specialized Contracts
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Coding Specialist-MG
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Productivity Skills Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	AR Provider Affil/Enroll Spec

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Trainer I-RCO

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PSR Productivity Skills Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	PSR Operations Coord
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	AR Provider Affil/Enroll Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Srvc Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Patient Acct Rep
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Audit Resolution Spec
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec III
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec III
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Accounting Spec III
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec III
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec II
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Accounting Spec I

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Accounting Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Appeals Supv-SH
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	AR Appeals Hearing Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Appeals Analyst/Writer/Trainer Sr
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Nurse Mgr III
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Executive Asst
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Analyst/Writer/Trainer Sr
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Analyst/Writer/Trainer Sr
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Secretary
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Analyst/Writer/Trainer Sr
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Analyst Sr-Payer Contracting
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	AR Data Analyst
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	AR Appeals Hearing Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Contract Coord
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	AR Appeals Hearing Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Contract Coord
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Patient Srvc Rep-Specialty

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	AR Appeals Hearing Spec
[**]	[**]	[**]	Corp Clinical Appeals Cnsltnt
[**]	[**]	[**]	Secretary
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Analyst Sr-Payer Contracting
[**]	[**]	[**]	Analyst Sr-Payer Contracting
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Analyst Sr-Payer Contracting
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Appeals Spec I
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Appeals Spec II
[**]	[**]	[**]	Financial Analyst II
[**]	[**]	[**]	Contract Coord
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Regional Coding Mgr
[**]	[**]	[**]	HIM Coding Spec IV

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec I
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Regional Coding Mgr
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec I
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Technician
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Regional Coding Mgr
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Technician
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec I
[**]	[**]	[**]	HIM Coding Spec IV
[**]	[**]	[**]	HIM Coding Spec II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Technician
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II

[**]	[**]	[**]	HIM Regional Coding Mgr
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec I
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Services Dir
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Operations Mgr
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Svcs Training Cnsltnt
[**]	[**]	[**]	HIM Coding Compliance Cnsltnt II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Compliance Cnsltnt II
[**]	[**]	[**]	HIM Coding Compliance Cnsltnt II
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Regulatory Consultant
[**]	[**]	[**]	HIM Coding Compliance Cnsltnt II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Regional Coding Mgr
[**]	[**]	[**]	HIM Coding Svcs Training Cnsltnt
[**]	[**]	[**]	HIM Coding Spec II
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	HIM Coding Svcs Training Cnsltnt
[**]	[**]	[**]	HIM Coding Technician
[**]	[**]	[**]	HIM Coding Spec III
[**]	[**]	[**]	Executive Asst
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Transplant Financial Coord
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Quality Coord
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Transplant Financial Coord
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Transplant Financial Coord
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Transplant Financial Coord
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Eligibility Counselor I

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Transplant Financial Coord
[**]	[**]	[**]	Transplant Financial Coord
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Eligibility Counselor I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Quality Assurance Asst
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-AF
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-CA
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Mgr-CC
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Technician III
[**]	[**]	[**]	HIM Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Mgr-LO
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Trainee
[**]	[**]	[**]	HIM Supv
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Spec III
[**]	[**]	[**]	HIM Tech Trainee
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Supv
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-IM
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Coord
[**]	[**]	[**]	HIM Mgr-MK
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Coord
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Mgr-PM
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Coord
[**]	[**]	[**]	HIM Mgr-UV/OR
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Spec III
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Spec III
[**]	[**]	[**]	HIM Spec III
[**]	[**]	[**]	HIM Mgr-SV/SP
[**]	[**]	[**]	HIM Spec III
[**]	[**]	[**]	HIM Spec II
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-RV
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Mgr-PCH
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-LD
[**]	[**]	[**]	HIM Tech Trainee
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Trainee
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Trainee
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-AV
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Supv-HC
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-HC
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Mgr-DX
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Supv
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	HIM Tech Trainee
[**]	[**]	[**]	HIM Operations Dir
[**]	[**]	[**]	HIM Privacy Specialist-MG
[**]	[**]	[**]	Release Of Information Coord
[**]	[**]	[**]	HIM Document Coord
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Operations Dir
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	HIM Document Coord
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Document Coord
[**]	[**]	[**]	HIM Document Coord
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	HIM Privacy Specialist-MG
[**]	[**]	[**]	HIM Operations/Privacy Mgr-MG
[**]	[**]	[**]	HIM Tech Sr
[**]	[**]	[**]	HIM Operations Consultant
[**]	[**]	[**]	HIM Tech Generalist
[**]	[**]	[**]	HIM Document Coord
[**]	[**]	[**]	Release Of Information Coord
[**]	[**]	[**]	AR Data Analyst
[**]	[**]	[**]	Data Analyst-Technical-Sr
[**]	[**]	[**]	Financial Analyst
[**]	[**]	[**]	Application Systems Spec-Senior
[**]	[**]	[**]	Application Systems Spec-Senior
[**]	[**]	[**]	Application Systems Spec-Senior
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	RCO Operational Tech Analyst II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Data Analyst-Technical-Cnsltnt
[**]	[**]	[**]	RCO Strategy Dir
[**]	[**]	[**]	Application Systems Spec-Assoc
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	Continuous Improvement Cnslt I
[**]	[**]	[**]	Accounts Receivable Coord
[**]	[**]	[**]	Continuous Improvement Cnslt I
[**]	[**]	[**]	RCO Operational Tech Analyst I
[**]	[**]	[**]	Continuous Improvement Cnslt II
[**]	[**]	[**]	Continuous Improvement Cnslt I
[**]	[**]	[**]	AR Data Analyst
[**]	[**]	[**]	Data Analyst-Technical -Stf
[**]	[**]	[**]	Financial Analyst
[**]	[**]	[**]	Continuous Improvement Cnslt II
[**]	[**]	[**]	PAS Dir
[**]	[**]	[**]	RCO Operations Team Dir
[**]	[**]	[**]	RCO Operations Team Dir
[**]	[**]	[**]	PAS Dir
[**]	[**]	[**]	PAS Dir
[**]	[**]	[**]	RCO Operations Team Dir
[**]	[**]	[**]	Revenue Cycle AVP
[**]	[**]	[**]	Revenue Cycle AVP
[**]	[**]	[**]	PAS Dir
[**]	[**]	[**]	PAS Dir
[**]	[**]	[**]	RCO Operations Team Dir
[**]	[**]	[**]	RCO Operations Team Dir
[**]	[**]	[**]	RCO Operations Team Dir
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Tech/Ops Programs Mgr
[**]	[**]	[**]	RCO Quality Coord
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	RCO Operations Dialer Spec

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Operations Dialer Spec
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	RCO Operations Dialer Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Operations Dialer Spec
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	RCO Quality Coord
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Financial Application Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	RCO Operations Dialer Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	RCO Quality Coord
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	RCO Quality Coord
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec II
[**]	[**]	[**]	RCO Quality Coord
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Financial Application Rep
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Patient Srvc Rep-PFS Support I
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Patient Financial Srvs Spec
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Enhanced Registrar

[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Regl Patient Access/Elig Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Office Coord III
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	FAIR Coord
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Patient Srvc Rep-High Dollar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Training/Operation Coord

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Training/Operation Coord
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Administrative Asst II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Cashier-RCO
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Training/Operation Coord
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Training/Operation Coord
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Training/Operation Coord
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Office Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Regional/Enterprise Mgr
[**]	[**]	[**]	Administrative Asst II
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Training/Operation Coord
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Mgr-PAS
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Cashier-RCO
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Cashier-RCO
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Training/Operation Coord
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Revenue Integrity Coord
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Revenue Integrity Supv

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Mgr
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Administrative Asst I
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Billing Specialist III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Revenue Integrity Mgr
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Revenue Integrity Coord
[**]	[**]	[**]	Secretary Medical II
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Secretary Medical II
[**]	[**]	[**]	Secretary Medical II
[**]	[**]	[**]	Secretary Medical II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Patient Srvc Rep-Specialty
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Revenue Integrity Analyst Sr
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Analyst I
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Mgr
[**]	[**]	[**]	Revenue Integrity Coord
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Revenue Integrity Mgr

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Biller-Emergency Dept
[**]	[**]	[**]	Revenue Integrity Analyst I
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Coord
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based I
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Billing Specialist III
[**]	[**]	[**]	Billing Specialist III
[**]	[**]	[**]	Clinical Charge Audit Analyst IV
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based II
[**]	[**]	[**]	Clinical Charge Audit Analyst III
[**]	[**]	[**]	Reimbrsmnt Anlyst-Code Based III
[**]	[**]	[**]	Revenue Integrity Supv
[**]	[**]	[**]	Clinical Charge Audit Analyst II
[**]	[**]	[**]	Revenue Integrity Mgr
[**]	[**]	[**]	Revenue Integrity Coord
[**]	[**]	[**]	Secretary Medical I
[**]	[**]	[**]	Revenue Integrity Analyst I
[**]	[**]	[**]	Revenue Integrity Analyst II
[**]	[**]	[**]	Clinical Charge Audit Analyst I
[**]	[**]	[**]	Billing Specialist III
[**]	[**]	[**]	Data Analyst-Technical -Stf
[**]	[**]	[**]	Charge Services CDM Analyst Sr
[**]	[**]	[**]	Charge Services CDM Analyst Sr
[**]	[**]	[**]	Charge Services CDM Analyst II
[**]	[**]	[**]	Charge Services CDM Analyst II

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Application Systems Spec-Stf
[**]	[**]	[**]	Charge Services CDM Analyst I
[**]	[**]	[**]	Charge Services CDM Analyst I
[**]	[**]	[**]	Charge Services CDM Analyst Sr
[**]	[**]	[**]	Financial Analyst II
[**]	[**]	[**]	Financial Analyst Sr
[**]	[**]	[**]	Application Systems Spec-Senior
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Office Coord II
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	PAS Mgr

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Account Resolution Spec
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	RCO Supv
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	PAS Mgr
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Registrar
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Prior Authorization Rep
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Enhanced Scheduler
[**]	[**]	[**]	Authorization Rep
[**]	[**]	[**]	Imaging Scheduler
[**]	[**]	[**]	System Scheduling Mgr
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer II-RCO

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Training and Development Dir-RCO
[**]	[**]	[**]	Curriculum Developer II
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Project Coord
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Curriculum Developer II
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Curriculum Developer II
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	Curriculum Developer II
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Project Coord
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	RCO Training Mgr
[**]	[**]	[**]	E-Learning Developer II
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Curriculum Developer II
[**]	[**]	[**]	Curriculum Developer I
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer II-RCO
[**]	[**]	[**]	Trainer I-RCO
[**]	[**]	[**]	E-Learning Developer I
[**]	[**]	[**]	E-Learning Developer I
[**]	[**]	[**]	Medical Transcriptionist Coord II
[**]	[**]	[**]	HIM Transcription Mgr
[**]	[**]	[**]	Medical Transcriptionist Supv
[**]	[**]	[**]	Medical Transcriptionist
[**]	[**]	[**]	Reimbursement Auditor-RCO

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE A TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

SCHEDULE B
IMH ASSETS TO BE MADE AVAILABLE TO R1

Location	Computers	Printers	Scanners
Alta View Hospital	[**]	[**]
American Fork Hosp	[**]	[**]
Bear River Hospital	[**]	[**]
Cassia Regional Hospital	[**]	[**]
Cedar City Hospital	[**]	[**]
Delta Community Hospital	[**]	[**]
Dixie Reg River Road	[**]	[**]
Dixie Regional MC	[**]	[**]
Fillmore Community Hospital	[**]	[**]
HCS Salt Lake City	[**]	[**]
Heber Valley Hospital	[**]	[**]
Holladay Clinic	[**]	[**]
Intermountain Medical Center	[**]	[**]
Layton Hospital	[**]	[**]
LDS Hospital	[**]	[**]
Logan Regional Hosp	[**]	[**]
McKay-Dee Hospital	[**]	[**]
Memorial Clinic	[**]	[**]
Orem Community Hosp	[**]	[**]
Park City Hospital	[**]	[**]
Primary Childrens Hospital	[**]	[**]	[**]
Riverton Hospital	[**]	[**]	[**]
Sanpete Valley Hospital	[**]	[**]	[**]
Sevier Valley Hospital	[**]	[**]	[**]
Taylorsville Clinic	[**]	[**]
TOSH	[**]	[**]	[**]
Utah Valley Hospital	[**]	[**]	[**]
Grand Total	[**]	[**]	[**]
* [**] medical group printers

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

Computers

Computer Names	Location Description
[**]	Alta View Hospital
[**]	[**]
[**]	American Fork Hosp
[**]	[**]
[**]	Bear River Hospital
[**]	[**]
[**]	Cassia Regional Hospital
[**]	[**]
[**]	Cedar City Hospital
[**]	[**]
[**]	Delta Community Hospital
[**]	[**]
[**]	Dixie Reg River Road
[**]	[**]
[**]	Dixie Regional MC
[**]	[**]
[**]	Fillmore Community Hospital
[**]	[**]
[**]	HCS Salt Lake City
[**]	[**]
[**]	Heber Valley Hospital
[**]	[**]
[**]	Holladay Clinic
[**]	[**]
[**]	Intermountain Medical Center
[**]	[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	Layton Hospital
[**]	LDS Hospital
[**]	[**]
[**]	Logan Regional Hosp
[**]	[**]
[**]	McKay-Dee Hospital
[**]	[**]
[**]	Memorial Clinic
[**]	[**]
[**]	Orem Community Hosp
[**]	[**]
[**]	Park City Hospital
[**]	[**]
[**]	Primary Childrens Hospital
[**]	[**]
[**]	Riverton Hospital
[**]	[**]
[**]	Sanpete Valley Hospital
[**]	[**]
[**]	Sevier Valley Hospital
[**]	[**]
[**]	Taylorsville Clinic
[**]	[**]
[**]	TOSH
[**]	[**]
[**]	Utah Valley Hospital
[**]	[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

Printers

Facility	Printer Name	Printer Serial Number
Alta View Hospital	[**]	[**]
[**]	[**]	[**]
American Fork Hospital	[**]	[**]
[**]	[**]	[**]
Bear River	[**]	[**]
[**]	[**]	[**]
Cassia	[**]	[**]
[**]	[**]	[**]
Delta	[**]	[**]
[**]	[**]	[**]
Dixie and Cedar City	[**]	[**]
[**]	[**]	[**]
Filmore	[**]	[**]
[**]	[**]	[**]
Heber Valley	[**]	[**]
[**]	[**]	[**]
HomeCare	[**]	[**]
[**]	[**]	[**]
IMED	[**]	[**]
[**]	[**]	[**]
LDS	[**]	[**]
[**]	[**]	[**]
Logan	[**]	[**]
[**]	[**]	[**]
McKay-Dee	[**]	[**]
[**]	[**]	[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

Medical Group	[**]	[**]
[**]	[**]	[**]
Orem	[**]	[**]
[**]	[**]	[**]
Park City	[**]	[**]
[**]	[**]	[**]
Primary Childrens	[**]	[**]
[**]	[**]	[**]
Riverton Hospital	[**]	[**]
[**]	[**]	[**]
Sanpete	[**]	[**]
[**]	[**]	[**]
Sevier	[**]	[**]
[**]	[**]	[**]
TOSH	[**]	[**]
[**]	[**]	[**]
Utah Valley	[**]	[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

Scanners

PCMC	Riverton	Sanpete	Sevier	Tosh	Utah Valley
[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]
[**]	[**]		[**]		[**]
	[**]				[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]				[**]
[**]	[**]				[**]
[**]					[**]
[**]					[**]
[**]					[**]
[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

SCHEDULE C
IN-SCOPE AGREEMENTS

Vendor	Service Type	Termination Date	Scope/ Standard and Financial/Operational Responsibility
[**]	[**]	[**]	[**]
[**]		[**]	[**]
[**]	Consulting Services		[**]
[**]	Office Equipment		[**]
[**]	Supplies		[**]
[**]	Car Rental		[**]
[**]	Telephony	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	Armored transportation	[**]	[**]
[**]	[**]	[**]	[**]
[**]	Office Equipment		[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	Software		[**]
[**]	[**]	[**]	[**]
[**]	Computers		[**]
[**]	Consulting Services		[**]
[**]	Office Equipment		[**]
[**]	Software		[**]
[**]	[**]	[**]	[**]
[**]	Office Equipment		[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	Copier Services		[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	Furniture		[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE C TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]		[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	Software		[**]
[**]	[**]	[**]	[**]
[**]	Office Equipment		[**]
[**]	Software		[**]
[**]	[**]	[**]	[**]
[**]	Signs		[**]
[**]	[**]		[**]
[**]	[**]	[**]	[**]
[**]	[**]		[**]
[**]	Software		[**]
[**]	Mail Services		[**]
[**]	[**]	[**]	[**]
[**]			[**]
[**]	Office Equipment		[**]
[**]	Janitorial Services		[**]
[**]	Office Equipment		[**]
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[**]	Office Supplies
[**]	Postage
[**]	Postage
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[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE C TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Equipment
[**]	Office Supplies
[**]	Office Supplies
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[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
[**]	Office Supplies
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[**]	Telecom
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[**]	Telecom
[**]	Telecom
[**]	Telecom
[**]	Telecom
[**]	Telecom
[**]	Utilities - Electricity
[**]	Utilities - Electricity

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE C TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

*Note: 3rd Parties listed without Termination Dates and Scope defined have less than $[**] in annual spend represented in the Base Fee

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SCHEDULE C TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

SCHEDULE D
THIRD PARTY SOFTWARE LICENSES AND AGREEMENTS

Vendor	Application	# Current Users (RCO Users)
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Adobe	Adobe CC Master Collection	[**]
Adobe	Adobe Creative Suite 4	[**]
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SCHEDULE D TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

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SCHEDULE D TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

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Microsoft	Office 365
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SCHEDULE D TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

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SCHEDULE D TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT

SCHEDULE E
TRANSITION WORK PLAN
[**]

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SCHEDULE E TO ADDENDUM NO. 1 TO AMENDED AND RESTATED SERVICES AGREEMENT